Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

TYCO INTERNATIONAL LTD.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Pentair Ltd. (f/k/a Tyco Flow Control International Ltd.) (the “Company”) hereby certify to their knowledge that the Company’s quarterly report on Form 10-Q for the period ended June 29, 2012 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ DAVID DUNBAR
David Dunbar President and Principal Executive Officer

/s/ ARUN NAYAR
Arun Nayar Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer)